Exhibit 99.3

                     STATEMENT PURSUANT TO RELEASE 34-17719
                                    Q&A NO. 5

     The undersigned parties hereto hereby consent and agree to file a joint statement on Schedule 13E-3 under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement as an exhibit to such Schedule 13E-3, thereby incorporating the same into such Schedule 13E.


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       /s/ Richard P. Johnston*
                                       -----------------------------------------
                                                      (Signature)

                                       Richard P. Johnston
                                       -----------------------------------------


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       /s/ Kenneth J. Warren
                                       -----------------------------------------

                                       Kenneth J. Warren
                                       -----------------------------------------


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       /s/ Christopher A. Johnston*
                                       -----------------------------------------

                                       Christopher A. Johnston
                                       -----------------------------------------


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       /s/ David E. Johnston*
                                       -----------------------------------------

                                       David E. Johnston
                                       -----------------------------------------


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       /s/ Charles S. Mechem, Jr.*
                                       -----------------------------------------

                                       Charles S. Mechem, Jr.
                                       -----------------------------------------


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       /s/ John C. Lauchnor
                                       -----------------------------------------

                                       John C. Lauchnor*
                                       -----------------------------------------

                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       ROYAL ASSOCIATES, INC.


                                       By: /s/Richard P. Johnston
                                           -------------------------------------
                                           Richard P. Johnston, Chairman and CEO


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       RA MERGER SUB, INC.

                                       By: /s/ John C. Lauchnor*
                                           -------------------------------------
                                           John C. Lauchnor, President


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       THE JOHNSTON FAMILY CHARITABLE FOUNDATION

                                       By /s/ David E. Johnston*
                                          --------------------------------------
                                          David E. Johnston,
                                          President (duly authorized officer)


                                       October 22, 2002
                                       -----------------------------------------
                                                        (Date)

                                       THE JOHNSTON FAMILY LIVING TRUST

                                       By /s/ Richard P. Johnston*
                                          --------------------------------------
                                          Richard P. Johnston, Trustee

* By /s/ Kenneth J. Warren
     ---------------------------------
     Kenneth J. Warren
     Attorney-in-Fact pursuant to
     Power of Attorney
     dated October 21, 2002
     filed as an exhibit hereto